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JT 1335 1/2

Number                                                         SHARES
  P-
INCORPORATED UNDER THE LAWS                             OF THE STATE OF DELAWARE

                            Terrace Holdings, Inc.
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This Certifies That                                              is the owner of
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----------------------------------------------------full paid and non-assessable
SHARES OF THE PREFERRED STOCK OF Terrace Holdings, Inc.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

     The corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the
Corporation, this    day of               A.D. 1997.
                 ----      ---------------


  /s/ Jonathan S. Lasko                                 /s/ Samuel H. Lasko
----------------------------                          --------------------------
Jonathan S. Lasko, SECRETARY                          Samuel H. Lasko, PRESIDENT


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For Value Received,    hereby sell, assign and transfer unto
                   ----                                     -------------------

------------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated                       19
           -----------------------  ------
           In presence of

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     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

      The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or any state securities law. No transfer or sale of these securities, or any interest therein, may be made except in connection with an effective registration statement under the Act or unless the issurer has received an opinion of counsel satisfactory to it that such transfer or sale does not require registration under the Act.




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